LPT VARIABLE INSURANCE SERIES TRUST
                    SUPPLEMENT DATED AUGUST 4, 2000 to
                      PROSPECTUS DATED MAY 1, 2000


     At the Special Meeting of Shareholders of the Lexington Corporate Leaders Portfolio of LPT Variable Insurance Series Trust ("Trust") which was held on August 3, 2000, the shareholders approved the following:

   A change in sub-adviser for the Lexington Corporate Leaders Portfolio from Lexington Management Corporation to London Pacific Advisory Services, Inc. and a proposed amendment to the Sub-Advisory Agreement among LPIMC Insurance Marketing Services ("Adviser"), London Pacific Advisory Services, Inc. ("Sub-Adviser") and the Trust with respect to the Lexington Corporate Leaders Portfolio.

     As a result of these changes, the sub-advisory fees paid to the Sub-Adviser will decrease and the advisory fees paid to the Adviser by the portfolio will also decrease. The change in Sub-Adviser is effective as of the date of this supplement.

     London Pacific Advisory Services, Inc. (formerly known as Select Advisors, Inc.), currently serves as sub-adviser to one other portfolio of the Trust (the LPA Global Leaders Portfolio, formerly, the SAI Global Leaders Portfolio). Information regarding London Pacific Advisory Services, Inc. is in the prospectus.

     Effective  immediately,   the  name  of  the  Lexington  Corporate  Leaders
Portfolio is now the LPA Core Equity Portfolio.